Exhibit 10.25
EXECUTION VERSION
AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
     THIS AMENDMENT NO. 2 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of January 20, 2010, is among NMH HOLDINGS, LLC, a Delaware limited liability company (“New Holdings”), NATIONAL MENTOR HOLDINGS, INC., a Delaware corporation (“Holdings”), NATIONAL MENTOR HOLDINGS, LLC, a Delaware limited liability company (“Mentor”), REM ARROWHEAD, INC. (“REM Arrowhead”), REM CONNECTICUT COMMUNITY SERVICES, INC. (“REM Connecticut”), REM INDIANA, INC. (“REM Indiana”), REM NORTH DAKOTA, INC. (“REM North Dakota”), REM WISCONSIN, INC. (“REM Wisconsin I”), REM WISCONSIN II, INC. (“REM Wisconsin II”), REM WISCONSIN III, INC. (“REM Wisconsin III”, and together with New Holdings, Holdings, Mentor, REM Arrowhead, REM Connecticut, REM Indiana, REM North Dakota, REM Wisconsin I, and REM Wisconsin II, collectively, the “Loan Parties”) and BANK OF AMERICA, N.A. (the “Lender”).
R E C I T A L S:
     A. The Loan Parties and the Lender are parties to that certain Term Loan Agreement dated as of May 20, 2005 (as amended by that certain Amendment No. 1 to Term Loan Agreement and Joinder Agreement dated as of June 29, 2006, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.
     B. The Loan Parties have requested that the Lender amend the Loan Agreement to (i) extend the scheduled Maturity Date to June 29, 2012 so that it is coterminous with the “Revolving Termination Date” (as defined in the Syndicated Credit Agreement) and (ii) reduce the Commitment from $8,000,000 to $6,000,000.
     C. The Lender is willing to so amend the Loan Agreement subject to the terms and conditions set forth herein.
     In furtherance of the foregoing, the parties agree as follows:
     Section 1. AMENDMENTS. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Loan Parties herein, the Loan Agreement is hereby amended as follows:
     (a) Section 1.01 of the Loan Agreement is amended to insert the following new definition in the appropriate alphabetical position therein:
          “Second Amendment Effective Date” means January 20, 2010.
     (b) The definition of “Commitment” in Section 1.01 of the Loan Agreement is hereby amended to delete the amount “$8,000,000” where it appears therein and insert “$6,000,000” in lieu thereof.

     (c) The definition of “Maturity Date” in Section 1.01 of the Loan Agreement is deleted in its entirety and the following is inserted in lieu thereof:
          “Maturity Date” means the earlier to occur of (a) June 29, 2012 or (b) the date (after the Second Amendment Effective Date) of the earlier refinancing, replacement or other termination of the revolving commitments under the Syndicated Credit Agreement.
     (d) Clause (q) of Section 8.01 of the Loan Agreement is amended to add the word “Second” before the words “Amendment Effective Date”.
     Section 2. CONDITIONS PRECEDENT. The effectiveness of this Amendment and the amendments to the Loan Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) Execution and Delivery of this Amendment. The Lender shall have received a copy of this Amendment, duly executed and delivered by the Loan Parties.
     (b) Fees and Expenses. The Loan Parties shall pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender.
     Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Amendment, each of the Loan Parties represents and warrants to the Lender as follows:
     (a) Existence, Qualification and Power. Such Person (i) is validly existing and in good standing under the laws of the state in which it is organized, (ii) has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, and (iii) is duly qualified and is licensed and in good standing under the laws of the state in which it is organized.
     (b) Authorization; No Contravention. The execution, delivery and performance by such Person of this Amendment has been duly authorized by all necessary organizational action, and do not (i) contravene the terms of any of such Person’s organizational documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (x) any Contractual Obligation to which such Person is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or any of its property is subject; or (iii) violate any Law binding upon such Person.
     (c) Governmental Authorization; Other Consents. Except as shall have been obtained and remains in effect, no approval, consent, exemption, authorization, or other action by (other than in the case of enforcement, a court order), or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, such Person of this Amendment.

     (d) Binding Effect. This Amendment has been duly executed and delivered by such Person and the Loan Agreement, as amended hereby, constitutes, the legal, valid and binding obligations of such Person, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights and secured parties generally, and subject to general principles of equity.
     Section 4. MISCELLANEOUS
     (a) Ratification and Confirmation of Loan Documents. Except for amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Loan Agreement or any other Loan Document.
     (b) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     (c) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.
     (d) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts (including via facsimile) and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when each of the conditions precedent set forth in Section 2 of this Amendment have been satisfied.
     (e) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

NMH HOLDINGS, LLC
NATIONAL MENTOR HOLDINGS, INC.
NATIONAL MENTOR HOLDINGS, LLC
REM ARROWHEAD, INC.
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM INDIANA, INC.
REM NORTH DAKOTA, INC.
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title: